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Exhibit 5.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Registration Statement on Form F-10 of Almaden Minerals Ltd. of our report dated March 26, 2020, relating to the consolidated financial statements of Almaden Minerals Ltd., for the years ended December 31, 2019, 2018 and 2017.

        We also consent to the reference to us under the caption "Experts" in this Registration Statement.

/s/ Davidson & Company LLP
Vancouver, Canada	Chartered Professional Accountants

January 15, 2021

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  Exhibit 5.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM